UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

Emerson Electric Co.

(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue, St. Louis, Missouri 63136
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.50 par value per share	EMR	New York Stock Exchange NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s Annual Meeting of Shareholders on February 6, 2024, the Company’s shareholders approved the Emerson Electric Co. 2024 Equity Incentive Plan (the “Plan”). The description of the Plan on pages 64-71 of the Company’s Proxy Statement dated December 8, 2024 (the “Proxy Statement”), is incorporated herein by reference.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote at the Company’s 2024 Annual Meeting of Shareholders held on February 6, 2024 are as follows:

Proposal 1: The four Directors named in the Proxy Statement were elected by the shareholders, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark A. Blinn	378,990,098	29,908,246	3,818,236	77,401,488
Leticia Gonçalves Lourenco	406,072,003	2,745,769	3,898,808	77,401,488
James M. McKelvey	402,163,521	6,639,636	3,913,423	77,401,488
James S. Turley	344,274,997	67,646,303	795,280	77,401,488

Proposal 2: The Company’s executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth below:

For	Against	Abstain	Broker Non-Votes
385,189,173	25,513,282	2,014,125	77,401,488

Proposal 3: The proposal to approve an amendment to the Company’s Restated Articles of Incorporation to declassify the Board of Directors, as described in the Proxy Statement, which required the vote of 85% of outstanding shares in favor for approval, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
405,348,013	6,024,713	1,343,854	77,401,488

Proposal 4: The Company’s 2024 Equity Incentive Plan, as described in the Proxy Statement, was approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
392,800,861	18,196,045	1,719,674	77,401,488

Proposal 5: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2024 was ratified by the shareholders, by the votes set forth below:

For	Against	Abstain
464,903,327	24,189,893	1,024,848

Proposal 6: The shareholder proposal requesting the implementation of a simple majority vote requirement, as described in the Proxy Statement, was approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
293,359,164	117,143,579	2,213,837	77,401,488

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

10.1	Emerson Electric Co. 2024 Equity Incentive Plan, incorporated by reference to the Appendix C to the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders dated December 8, 2023, File No. 1-278.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2024	EMERSON ELECTRIC CO.

	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary